UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 22, 2004

UNITED PANAM FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Westerly Place, Suite 200 Newport Beach, CA	92260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 224-1917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates the Current Report on Form 8-K of United PanAm Financial Corp., a Delaware corporation (the “Company”), the registrant hereunder, dated September 28, 2004, regarding the completion of a $420 million offering of automobile receivable backed securities. This Form 8-K/A adds information under Items 1.01, 2.01 and 9.01. The Company previously reported information under Items 8.01 and Item 9.01. Item 8.01 remains unchanged and is not repeated again here; Item 9.01 is restated as set forth herein.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The Company is a specialty finance company that owns Pan American Bank, FSB, a federally chartered savings association (the “Bank”). The Company conducts its automobile finance business through United Auto Credit Corporation (“UACC”) a wholly-owned subsidiary of the Bank.

The closing of the $420 million offering of automobile receivable backed securities occurred on September 22, 2004. The securities were issued via an owner trust, UPFC Auto Receivables Trust 2004-A (the “Trust”), in three classes of notes. The Trust was formed pursuant to a trust agreement, as amended and restated as of August 31, 2004 (the “Trust Agreement”) attached hereto as Exhibit 4.7 between ACE Securities Corp. (“ACE”) and Wells Fargo Delaware Trust Company as owner trustee.

The notes were issued pursuant to an Indenture dated as of August 31, 2004 (the “Indenture”) attached hereto as Exhibit 4.8 between the Trust and Deutsche Bank Trust Company Americas, as Trustee and as Trust Collateral Agent. The notes evidence indebtedness of the Trust, the assets of which consist primarily of motor vehicle retail installment sale contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans.

The Receivables were originally sold by UACC to UPFC Auto Receivables Corp. (the “Transferor”) pursuant to a Sale Agreement dated August 31, 2004 (the “Sale Agreement”) attached hereto as Exhibit 10.116 between UACC and the Transferor. The Transferor, in turn, sold the Receivables to ACE Securities Corp. (“ACE”) pursuant to a Purchase Agreement dated August 31, 2004 (the “Purchase Agreement”) attached hereto as Exhibit 10.117 between the Transferor and ACE.

Pursuant to the Sale and Servicing Agreement dated as of August 31, 2004 (the “Sale and Servicing Agreement”) attached hereto as Exhibit 10.120 among the Trust, ACE, UACC, Deutsche Bank Trust Company Americas and Centerone Financial Services LLC, the Trust purchased the Receivables from ACE and UACC agreed to perform servicing duties with regards to the Receivables.

Each class of notes is insured under an unconditional and irrevocable note guaranty insurance policy issued by Ambac Assurance Corporation (the “Insurer”) pursuant to an Insurance and Indemnity Agreement dated as of September 22, 2004, attached hereto as Exhibit 10.118, as to which UACC, the Transferor, the Insurer, ACE and the Trust are parties. A spread account has been created for the benefit of the Insurer and the noteholders, pursuant to the Spread Account Agreement dated as of September 22, 2004 (the “Spread Account Agreement”) attached hereto as Exhibit 10.119 among the Trust, the Insurer and Deutsche Bank Trust Company Americas, as Trustee, Trust Collateral Agent and as Collateral Agent, as a reserve of cash available to pay certain amounts that otherwise will remain unpaid after application of collections on the Receivables and other available funds.

Section 2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described above under Item 1.01, the Trust issued three classes of notes: $109,000,000 Class A-1 notes, $179,000,000 Class A-2 notes, and $132,000,000 Class A-3 notes. The notes are secured by approximately $466.7 million in Receivables that were pledged by UACC. UACC’s assets are shown on the Company’s consolidated balance sheet and the pledge has no effect on UACC’s assets that are shown on the Company’s balance sheet. However, the liabilities shown on the Company’s balance sheet have increased as a result of the close of the $420 million offering of automobile receivable backed securities.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

Attached hereto as

(c) Exhibits.

Exhibit No.	Description of Exhibit

4.7	UPFC Auto Receivables Trust 2004-A Amended and Restated Trust Agreement dated August 31, 2004 between ACE Securities Corp. and Wells Fargo Delaware Trust Company.

4.8	Indenture dated August 31, 2004 between UPFC Auto Receivables Trust 2004-A and Deutsche Bank Trust Company Americas.

10.116	Sale Agreement dated August 31, 2004 between United Auto Credit Corporation and UPFC Auto Receivables Corp.

10.117	Purchase Agreement dated August 31, 2004 between UPFC Auto Receivables Corp. and ACE Securities Corp.

10.118	Insurance and Indemnity Agreement dated September 22, 2004 among United Auto Credit Corporation, UPFC Auto receivable Corp., Ambac Assurance Corporation, ACE Securities Corp. and UPFC Auto Receivables Trust 2004-A.

10.119	Spread Account Agreement dated September 22, 2004 among UPFC Auto Receivables Trust 2004-A, Ambac Assurance Corporation and Deutsche Bank Trust Company Americas.

10.120	Sale and Servicing Agreement dated August 31, 2004 among UPFC Auto Receivables Trust 2004-A, ACE Securities Corp. and United Auto Credit Corporation.

99.1	Press Release dated September 22, 2004(1)

(1)	Incorporated by reference from United PanAm Financial Corp.’s Current Report on Form 8-K filed with the SEC on September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp

Date October 26, 2004
/s/ Ray Thousand
Ray Thousand President and Chief Executive officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.7	UPFC Auto Receivables Trust 2004-A Amended and Restated Trust Agreement dated August 31, 2004 between ACE Securities Corp. and Wells Fargo Delaware Trust Company.

4.8	Indenture dated August 31, 2004 between UPFC Auto Receivables Trust 2004-A and Deutsche Bank Trust Company Americas.

10.116	Sale Agreement dated August 31, 2004 between United Auto Credit Corporation and UPFC Auto Receivables Corp.

10.117	Purchase Agreement dated August 31, 2004 between UPFC Auto Receivables Corp. and ACE Securities Corp.

10.118	Insurance and Indemnity Agreement dated September 22, 2004 among United Auto Credit Corporation, UPFC Auto receivable Corp., Ambac Assurance Corporation, ACE Securities Corp. and UPFC Auto Receivables Trust 2004-A.

10.119	Spread Account Agreement dated September 22, 2004 among UPFC Auto Receivables Trust 2004-A, Ambac Assurance Corporation and Deutsche Bank Trust Company Americas.

10.120	Sale and Servicing Agreement dated August 31, 2004 among UPFC Auto Receivables Trust 2004-A, ACE Securities Corp. and United Auto Credit Corporation.

99.1	Press Release dated September 22, 2004(1)

(1)	Incorporated by reference from United PanAm Financial Corp.’s Current Report on Form 8-K filed with the SEC on September 28, 2004.